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UNUM - VA I (SEC, subacct inception date)
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                                                One Quarter
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                     Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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Fund Value           $  942.15
Fee                  $    0.40
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Surr charge          $   47.09
Final Value          $  894.67
Cumulative Return      -10.533%
Annualized Return      -35.931%
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Calculation of Previous Quarter's Return

Final Value Quarter One =  1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return       =  Final Value Quarter One/1,000 - 1
Annualized Return       = (Final Value Quarter One/1,000) * 4 - 1

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Date                 Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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            09/30/97 18.714800
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            12/31/97 17.632200
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                                                Year To Date
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                     Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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Fund Value           $1,153.48
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Fee                  $    0.40
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Surr charge          $   47.09
                     ---------------------------------------------------------------------------------------------------
Final Value          $  894.67
                     ---------------------------------------------------------------------------------------------------
Annualized Return      -10.533%
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Calculation of Year to Date Return

Final Value Year to Date= 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return =    Final Value Year to Date/1,000 - 1

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Date                 Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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            12/31/96 15.286100
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            12/31/97 17.632200
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Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97

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                     Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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Fund Value           $1,153.48
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.44
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Surr charge          $   57.65
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,095.39
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Annualized Return        9.539%
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Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return =    Final Value/1,000 - 1

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Date                 Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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            12/31/96 15.286100
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            12/31/97 17.632200
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Three-Year Return    Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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One Year             $1,278.32
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
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.57
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,277.75
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Two Year             $1,471.73
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.62
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,471.11
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Three Year           $1,696.90
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.65
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Surr charge          $   84.81
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,611.44
                     ---------------------------------------------------------------------------------------------------
Cumulative Return       61.144%
                     ---------------------------------------------------------------------------------------------------
Annualized Return       17.239%
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Calculation of Three Year Return

Final Value Year One = 1,000* (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000* (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000* (31-Dec-97 Unit Value/ 31-Dec-96 Unit Value) - Annual Fee Year Three  - Surrender Charge
Cumulative Return = Final Value Year Five/1000 - 1
Annualized Return = (Final Value Year Five/1000) * (1/3) - 1

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Date                 Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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            12/31/94 10.381800
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            12/31/95 13.271300
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            12/31/96 15.286100
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            12/31/97 17.632200
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Separate Account L - Standardized Lifetime Returns
                                                          Lifetime
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                     Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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Four Years Prior     $1,033.38
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.50
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,032.88
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Three Years Prior    $1,320.36
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.53
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,319.82
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Two Years Prior      $1,520.19
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.58
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,519.61
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One Year Prior       $1,752.84
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.60
                     ---------------------------------------------------------------------------------------------------
Period (Years)            3.67
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Surr charge          $   87.61
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,664.63
                     ---------------------------------------------------------------------------------------------------
Cumulative Return       66.463%
                     ---------------------------------------------------------------------------------------------------
Annualized Return       14.902%
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Calculation of Lifetime Return

Final Value Year One = 1,000* (31-Dec-94 Unit Value/ 02-May-94 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000* (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000* (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) - Annual Fee Year Three
Final Value Year Four = 1,000* (31-Dec-97 Unit Value/ 31-Dec-96 Unit Value) - Annual Fee Year Four - Surrender Charge
Cumulative Return = Final Value for Last Year/1000 - 1
Annualized Return = (Final Value for Last Year/1000)*(1/Period) - 1

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Date                 Small Cap      Index    Growth II    Balanced    Growth I   Asst. Mgr.  Equity Income   Soc. Resp.
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Inception Date        05/02/94
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Inception Date Unit
  Value              10.000000
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            12/31/94 10.381800
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            12/31/95 13.271300
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            12/31/96 15.286100
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            12/31/97 17.632200
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